UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                              June 26, 2006

              LINKWELL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

                                                                                 FLORIDA

(State or Other Jurisdiction of Incorporation)

                                        000-24977                                                                           65-1053546

(Commission File Number)	(IRS Employer Identification No.)

No. 476 Hutai Branch Road, Baoshan District, Shanghai, China                                       200436

(Address of Principal Executive Offices)	(Zip Code)

                                   (86)21-56689332

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The holders of 375,345 shares of Linkwell Series A Convertible Preferred Stock have converted their shares into 3,753,450 shares of common stock. As a result of the conversion, there are presently issued and outstanding 49,057,589 shares of common stock of Linkwell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

LINKWELL CORPORATION

By:_/s/ Xuelian Bian

Xuelian Bian, Chief Executive Officer

DATED: June 26, 2006

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